UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K /A
Amendment No.2

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2009

ON4 COMMUNICATIONS INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

Commission File Number: 000-53666

10575 N.114th Street, Suite 103
Scottsdale, AZ  85259
 (Address of principal executive offices)

(480) 344-7755
(Registrant’s telephone number, including area code)

Sound Revolution Inc.
925 West Georgia Street, Suite 1820
Vancouver, British Columbia
Canada V6C 3L2
(Former name and address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Explanatory Note

The Registrant hereby amends its report on Form 8-K/A (Amendment No.1) filed on July 31, 2009 to correct a clerical error contained in note 12 of Exhibit 99.1 (Audited Financial Statements for the years ended October 31, 2008 and October 31, 2007).

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits. The following exhibits are included as part of this report:
	99.1	On4 Communications, Inc.
(i) Report of Saturna Group Chartered Accountants LLP. (ii) Audited Financial Statements for the years ended October 31, 2008 and October 31, 2007.
	99.2	Unaudited Financial Statements for the six months ended April 30, 2009.
	99.3	Pro Forma Financial Statements of Sound Revolution Inc. as at February 28, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2009	ON4 Communications Inc.
(Registrant)

By:	/s/ Penny Green
Penny Green
President, Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer, Treasurer, Secretary

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